RYDEX VARIABLE TRUST
                                  (THE "TRUST")

                               HEDGED EQUITY FUND

                          SUPPLEMENT DATED MAY 1, 2009
                                     TO THE
                          Prospectus dated May 1, 2009

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE HEDGED EQUITY FUND PROSPECTUS DATED MAY 1, 2009 (THE "PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a meeting on February 26, 2009, the Board of Trustees of the Trust (the "Board") approved the reorganization of the Rydex Variable Trust Hedged Equity Fund ("Hedged Equity Fund") into the Rydex Variable Trust Absolute Return Strategies Fund ("Absolute Return Strategies Fund"). Shareholder approval of the reorganization is not required. Shareholders of the Hedged Equity Fund will receive an information statement prior to the reorganization that describes the investment objective, strategies, expenses and risks of an investment in the Absolute Return Strategies Fund, compares the objective, strategies, expenses and risks to those of the Absolute Return Strategies Fund and provides details about the reorganization. It is expected that the reorganization will occur on May 29, 2009.

Effective on or about May 22, 2009, the Hedged Equity Fund will be closed to new shareholders and additional purchases and exchanges by existing shareholders.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

VTHE-SUP-0509x0410